UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2007
CITIZENS FIRST CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Kentucky (State or Other Jurisdiction of Incorporation)

001-33126	61-0912615
(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Suite 200, Bowling Green, KY (Address of Principal Executive Offices)	42103 (Zip Code)
(270) 393-0700 (Registrant’s Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

(a) On March 15, 2007, the Board of Directors of Citizens First Corporation adopted an amendment to the Citizens First Corporation Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws, as amended, is attached hereto as Exhibit 3 and incorporated by reference herein. The amendment amended Article XIII to expressly provide for the indemnification of audit committee financial experts serving on the audit of other committee of the corporation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 3	Amended and Restated Bylaws of Citizens First Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION

Date: March 16, 2007	By:	/s/ Mary D. Cohron
Mary D. Cohron
Chief Executive Officer